Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit 10.3

SECOND AMENDMENT TO
GAS GATHERING AND PROCESSING AGREEMENT

THIS SECOND AMENDMENT TO GAS GATHERING AND PROCESSING AGREEMENT, dated effective July 1, 2013 (this “Amendment”), is by and between EAGLE ROCK FIELD SERVICES, L.P. (“Gatherer”) and BP AMERICA PRODUCTION COMPANY (“Owner”). Gatherer and Owner are sometimes hereinafter referred to individually as a (“Party”) and collectively as the (“Parties”). The terms used in this Amendment will have the same meaning as the same terms used in the Agreement.
WITNESSETH

WHEREAS, Gatherer and Owner are parties to that certain Gas Gathering and Processing Agreement dated effective October 1, 2012 (as amended, the “Agreement”);
WHEREAS, pursuant to Article VI of the Agreement, the Maximum Allowable Pressures, from the Effective Date through the third anniversary of the Effective Date, are to be set by good faith commercially reasonable efforts;
WHEREAS, Gatherer and Owner, in accordance with Article VI of the Agreement, have agreed upon such Maximum Allowable Pressures;

WHEREAS, the Parties now desire to amend the Agreement as stated below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, Gatherer and Owner agree to amend the Agreement as follows:

1.	Article VI, RECEIPT PRESSURE, Section 6.2, “Maximum Allowable Pressures” table shall be deleted and replaced with the table attached hereto as Exhibit “A.”

2.	Article VI, Receipt Pressure, Section 6.3 of the Agreement shall be deleted and replaced with the following language:

6.3    For all Sections in the Sweet Gas System not specifically designated in Exhibit B to the Table in Section 6.2 (collectively, the “Sweet Gas Area”), the Monthly average operating Gathering System pressure shall be calculated as a simple average each Month considering only Receipt Points of Wells with first Gas within the prior one hundred and twenty (120) Months to the calculation Month, without weighting for volume, but shall exclude Wells within Areas listed in the Table above. For the Sweet Gas Area, the Maximum Allowable Pressure shall be: (i) as of July 1, 2013 through the 3rd anniversary of the Effective Date, (a) [***] psig for all of East Lipscomb County east of Highway 305, (b) [***] psig for all of Ochiltree County, and (c) [***] psig for the remaining Sweet Gas Area; and then (ii) as of the 3rd anniversary of the Effective Date through end of the Agreement, [***] psig.

3.	Article VI, Receipt Pressure, Sections 6.4(a) of the Agreement shall be deleted and replaced with the following language:

a.    that tie into the Sherman Gathering System which are substantially located in Sherman County (the “Sherman Sour Gas Area”). For the Sherman Sour Gas Area the Maximum Allowable Pressure shall be: (i) as of July 1, 2013 through the 3rd anniversary of the Effective Date, [***] psig; and then (ii) as of the 3rd anniversary of the Effective Date through end of the Agreement, [***] psig; and

4.	Article VI, Receipt Pressure, Sections 6.4(b) of the Agreement shall be deleted and replaced with the following language:

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

b.    that tie into the Moore Gathering System which are substantially located in Moore County (the “Moore Sour Gas Area”). For the Moore Sour Gas Area the Maximum Allowable Pressure shall be: (i) as of July 1, 2013 through the 3rd anniversary of the Effective Date, [***] psig; and then (ii) as of the 3rd anniversary of the Effective Date through end of the Agreement, [***] psig.

All other terms of the Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreement on the dates shown below.

BP AMERICA PRODUCTION COMPANY        EAGLE ROCK FIELD SERVICES, L.P.
By its general partner, Eagle Rock Pipeline GP, LLC

By: /s/ David W. Grisko                By: /s/ Roger Fox
Name: David W. Grisko                Name: Roger Fox
Title: Attorney-in-Fact                    Title: Sr. VP - Midstream Business
Date: 8/20/2013                        Date: 8/27/2013

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit A
To
Second Amendment to Gas Gathering And Processing Agreement
Effective July 1, 2013
MAXIMUM ALLOWABLE PRESSURES

Area	County (in general)	Description (specific sections are In Exhibit “B”)	As of Effective Date through 3rd anniversary of Effective Date	As of 3rd anniversary of Effective Date through end of the Agreement
West Chambers 1	Roberts	Sections East of Clark Compressor Station encompassing 10” suction line	[***] psig	[***] psig
West Chambers 2	Roberts	Sections West of Chambers Compressor Station	[***] psig	[***] psig
East Chambers 1	Roberts	Sections East of Chambers Compressor Station, includes Superior Mendota Offload	[***] psig	[***] psig
East Chambers 2	Roberts	Sections West of Isaacs Compressor Station Site	[***] psig	[***] psig
NE Chambers 1	Primarily Hemphill	Sections with offload capa1city (Eagle Rock and Superior) near header North of Isaacs Compressor Station Site	[***] psig	[***] psig
NE Chambers 2	Primarily Hemphill	Sections immediately North and Northwest of Issacs Compressor Station Site	[***] psig	[***] psig